UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 11, 2025
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Corpay, Inc.
________________________________________________________
(Exact name of registrant as specified in its charter)
  _______________________________________________________

Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3280 Peachtree Road, Suite 2400	Atlanta	30305
(Address of principal executive offices)	GA	(Zip Code)
Registrant’s telephone number, including area code: (770) 449-0479
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	CPAY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 11, 2025, the Company held its Annual Meeting. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. A total of 66,599,479 shares were represented at the Annual Meeting. The following matters were submitted to a vote of the shareholders.

I. Elect eleven directors nominated by the Board for a one-year term:

NOMINEES:

Steven T. Stull
FOR: 50,644,102
AGAINST: 11,197,343
ABSTAIN: 54,675
BROKER NON-VOTES: 4,703,359

Annabelle Bexiga
FOR: 59,840,806
AGAINST: 2,035,332
ABSTAIN: 19,982
BROKER NON-VOTES: 4,703,359

Ronald F. Clarke
FOR: 57,991,295
AGAINST: 3,884,151
ABSTAIN: 20,674
BROKER NON-VOTES: 4,703,359

Joseph W. Farrelly
FOR: 45,974,776
AGAINST: 15,900,505
ABSTAIN: 20,839
BROKER NON-VOTES: 4,703,359

Rahul Gupta
FOR: 59,511,568
AGAINST: 2,301,495
ABSTAIN: 83,057
BROKER NON-VOTES: 4,703,359

Thomas M. Hagerty
FOR: 59,377,102
AGAINST: 2,498,279
ABSTAIN: 20,739
BROKER NON-VOTES: 4,703,359

Archie L. Jones, Jr.
FOR: 57,201,275
AGAINST: 4,612,841
ABSTAIN: 82,004
BROKER NON-VOTES: 4,703,359

Richard Macchia
FOR: 55,419,856
AGAINST: 6,456,250
ABSTAIN: 20,014
BROKER NON-VOTES: 4,703,359

Hala G. Moddelmog
FOR: 51,866,134

AGAINST: 9,925,590
ABSTAIN: 104,396
BROKER NON-VOTES: 4,703,359

Jeffrey S. Sloan
FOR: 61,427,696
AGAINST: 446,781
ABSTAIN: 21,643
BROKER NON-VOTES: 4,703,359

Gerald Throop
FOR: 57,991,209
AGAINST: 3,884,197
ABSTAIN: 20,714
BROKER NON-VOTES: 4,703,359

II. Ratify the reappointment of Ernst & Young LLP as Corpay’s independent public accounting firm for 2025:

FOR: 62,678,435
AGAINST: 3,907,020
ABSTAIN: 14,024
BROKER NON-VOTES: N/A

III. Advisory vote to approve named executive officer compensation:

FOR: 33,094,144
AGAINST: 28,768,721
ABSTAIN: 33,255
BROKER NON-VOTES: 4,703,359

IV. Shareholder proposal regarding an independent Board chair requirement:

FOR: 24,063,837
AGAINST: 37,810,281
ABSTAIN: 22,002
BROKER NON-VOTES: 4,703,359

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corpay, Inc.

June 16, 2025	By: /s/ Alissa Vickery
Alissa Vickery
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL).